UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2015

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A supplies Item 9.01 Financial Statements and Exhibits to the Current Report of Edgewater Technology, Inc. (“Edgewater”) on Form 8-K filed with the Securities and Exchange Commission on December 22, 2015. Attached hereto are the historical financial statements of M2 Dynamics Inc. (“M2”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Edgewater’s acquisition of M2 on December 21, 2015.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired:

Audited financial statements of M2 Dynamics Inc. for the year ended January 2, 2015 and related Independent Auditor’s Report thereon are being filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The Unaudited Balance Sheet as of October 2, 2015, the Unaudited Statements of Income, Statements of Stockholders’ Equity and Cash Flows for the nine months ended October 3, 2014 and October 2, 2015 and the Notes to Unaudited Consolidated Financial Statements for M2 Dynamics Inc. are being filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information:

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, the Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2015, the Unaudited Consolidated Statements of Operations for the year ended December 31, 2014 and the Notes to Unaudited Pro Forma Consolidated Financial Statements are being filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits:

Exhibit 23.1	-	Consent of Independent Auditors

Exhibit 99.1	-	Audited financial statements of M2 Dynamics Inc. for the fiscal year ended January 2, 2015, and the related Independent Auditor’s Report, and the Unaudited Balance Sheet as of October 2, 2015, the Unaudited Statements of Income, Unaudited Statements of Stockholders’ Equity and the Unaudited Statements of Cash Flows for the nine months ended October 3, 2014 and October 2, 2015 and the Notes to Unaudited Consolidated Financial Statements for M2 Dynamics Inc.

Exhibit 99.2	-	The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015, the Unaudited Consolidated Statement of Operations for the year ended December 31, 2014 and the Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2016

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title	Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Audited financial statements of M2 Dynamics Inc. for the fiscal year ended January 2, 2015, and the related Independent Auditor’s Report, and the Unaudited Balance Sheet as of October 2, 2015, the Unaudited Statements of Income, Unaudited Statement of Stockholders’ Equity and the Unaudited Statements of Cash Flows for the nine months ended October 3, 2014 and October 2, 2015 and the Notes to Unaudited Consolidated Financial Statements for M2 Dynamics Inc.

Exhibit 99.2	The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015, the Unaudited Consolidated Statement of Operations for the year ended December 31, 2014 and the Notes to Unaudited Pro Forma Consolidated Financial Statements

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